SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 7, 2017

SHINECO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37776	52-2175898
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2nd Floor, Wanyuan Business Center

10 N Hongda Road

Daxing District, Beijing

People’s Republic of China

(Address of principal executive offices)

Registrant’s telephone number, including area code: (+86) 10-87227366

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Effective September 7, 2017, the registrant dismissed Friedman LLP (“Friedman”) as its independent auditors. This action was approved by the Audit Committee of the registrant’s Board of Directors (the “Board”), and ratified by the Board.

During the registrant’s fiscal year ended June 30, 2016 and through the date of this report, there have been (i) no disagreements between the registrant and Friedman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference to the subject matter of the disagreement in its reports on the registrant’s financial statements for such periods, and (ii) no adverse opinions, qualifications, disagreements or reportable events within the meaning set forth in Item 304(a)(1)(ii), (iv) or (v) of Regulation S-K.

The registrant provided Friedman with a copy of the disclosures contained herein and requested that Friedman furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Friedman agrees with its statements in this Item 4.01. A copy of the letter furnished by Friedman in response to such request is filed as Exhibit 16 to this Form 8-K.

(b) Effective September 7, 2017, the registrant engaged Wei Wei & Co., LLP, Certified Public Accountants (“Wei”), as our new independent registered public accounting firm. The decision to engage Wei was recommended by the Audit Committee of the registrant’s Board of Directors.

During the registrant’s two most recent fiscal years and through the date of the engagement of Wei, the registrant did not consult with Wei regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Prior to the engagement of Wei, Wei did not provide the registrant with any written or oral advice that, Wei concluded, was an important factor considered by the registrant in reaching any decision as to any accounting, auditing or financial reporting issue.

Item 9.01	Financial Statements and Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

16.1	Letter from Friedman LLP

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SHINECO, INC.

By:	/s/ Yuying Zhang
Name:	Yuying Zhang
Its:	Chief Executive Officer

Dated: September 11, 2017